Exhibit 10.1
AMENDMENT NUMBER 5
TO THE
GOODRICH CORPORATION SEVERANCE PROGRAM
     THIS AMENDMENT is made this 24th day of July, 2008, by Goodrich Corporation (hereinafter referred to as the “Company”);
WITNESSETH
          WHEREAS, the Company maintains the Goodrich Corporation Severance Program, as amended and restated, effective February 21, 2006 (hereinafter referred to as the “Plan”);
          WHEREAS, pursuant to Section 10 of the Plan, the Chief Executive Officer of the Company has the authority to amend the exhibits to the Plan; and
          WHEREAS, pursuant to the Asset Purchase Agreement between the Company, Recon/Optical, Inc., and Bourns, Inc. (the “Purchase Agreement”), Hired Employees (as defined in the Purchase Agreement) shall not be considered “Eligible Employees” for purposes of the Severance Program until the first anniversary of the Closing Date (as defined in the Purchase Agreement).
          NOW, THEREFORE, the Chief Executive Officer hereby amends Exhibit B to the Plan as set forth in the attached revision to Exhibit B effective as of the Closing Date (as defined in the Purchase Agreement).
          IN WITNESS WHEREOF, the Company, by its Chief Executive Officer, has caused this Amendment to be executed as of the day and year first above written.

GOODRICH CORPORATION
By:	/s/ Marshall O. Larsen
Marshall O. Larsen
Chairman, President and Chief Executive Officer

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Exhibit B
To Goodrich Corporation Severance Program
List of Exempt Facilities
The employees whose regular work location is at any of the following Goodrich Corporation or domestic subsidiary sites will not be considered “Eligible Employees” for purposes of the Severance Program:
ISR Systems—Riverside, CA (formerly, Pacific Optical)*
ISR Systems—Barrington, IL (formerly, Recon/Optical)*

*	Effective as of the Closing Date (as defined in the Asset Purchase Agreement between Goodrich Corporation, Recon/Optical, Inc., and Bourns, Inc.) until the first anniversary of the Closing Date. Thereafter, these locations are no longer considered Exempt Facilities under the Severance Program.
Revised July, 2008

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